UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Coeur d’Alene Mines Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[The communication below was sent to certain shareholders of Coeur d’Alene Mines Corporation on or about April 16, 2010]

Dennis E. Wheeler Chairman of the Board, President, and Chief Executive Officer
**** IMPORTANT ****
Dear Coeur d’Alene Mines Corporation Shareholder:
     We are sending you this letter as additional proxy materials relating to our Annual Meeting scheduled to be held on May 11 2010.
     Because of a change in NYSE rules, we note that, unlike at our previous annual meetings, your broker will not be able to vote your shares with respect to the election of directors if you have not provided instructions to your broker. We strongly encourage you to submit your proxy card and exercise your right to vote.
     Our Board of Directors recommends that you vote in favor of the election of each director, the ratification of our auditors and the approval of the amendment to our 2003 Long Term Incentive Plan.
     Because we have not heard from you, we are sending you this reminder notice, and we urge you to vote your proxy immediately. As a shareholder, you have the ability to vote over the internet, by telephone or by submitting your proxy card, and we are asking you to do so now to save the Company further expense. Instructions on how to vote over the phone or internet are enclosed in this package.
     Your shares cannot be represented at the Annual Meeting on the election of directors or the approval of the amendment to our 2003 Long Term Incentive Plan, unless you either sign and return the enclosed voting form or vote by telephone or over the internet.
     If you sign and return the enclosed proxy card without indicating a choice of “for, ” “against or “abstain” your shares will be voted as recommended by our Board of Directors.
Please Vote Today
     If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow & Co., LLC. at 1-800-252-1959.

Regards,

DENNIS E. WHEELER
Chairman of the Board, President and Chief Executive Officer

Coeur d’Alene Mines Corporation
505 Front Ave.
Coeur d’Alene, ID 8 3 8 16
Telephone: (800) 624-2824
www.coeur.com

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time on Monday, May 10, 2010. INTERNET http://www.proxyvoting.com/cde Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. OR TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Fulfillment 71865 71946 FOLD AND DETACH HERE Please mark your votes as indicated in this example X FOR WITHHOLD FOR ALL 1. To elect nine directors to one year terms ALL FOR ALL EXCEPT FOR AGAINST ABSTAIN expiring at the 2011 annual meeting. Nominees: 2. To adopt an amendment and restatement of the Coeur d’Alene Mines Corporation 2003 Long-Term Incentive Plan. 01 L. Michael Bogert 06 John H. Robinson 02 James J. Curran 07 J. Kenneth Thompson 3. To ratify the appointment of KPMG LLP as the Company’s 03 Sebastian Edwards 08 Timothy R. Winterer independent registered public accounting firm. 04 Andrew Lundquist 09 Dennis E. Wheeler 05 Robert E. Mellor 4. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write that nominee’s name in the space provided below.) THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPROVAL OF ITEMS 2 AND 3, AND OTHERWISE IN THE DISCRETION OF THE APPOINTED PROXY. This proxy will be governed by and construed in accordance with the laws of the State of Idaho and applicable federal securities laws. Mark Here for Address Change or Comments SEE REVERSE Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your Coeur d’Alene Mines Corporation account online. Access your Coeur d’Alene Mines Corporation account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for Coeur d’Alene Mines Corporation, now makes it easy and convenient to get current information on your shareholder account. View account status View payment history for dividends View certificate history Make address changes View book-entry information Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect ® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-359-8554 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 11, 2010. The Proxy Statement and the 2009 Annual Report to Shareholders are available at: http://www.proxyvoting.com/cde FOLD AND DETACH HERE REVOCABLE PROXY Proxy Solicited on behalf of the Board of Directors Coeur d’Alene Mines Corporation Annual Meeting of Shareholders on Tuesday, May 11, 2010, 9:30 A.M., local time The undersigned appoints Dennis E. Wheeler or, in his absence, Mitchell J. Krebs, as proxy with full power of substitution, and authorizes him to represent and to vote on behalf of the undersigned all shares of common stock of Coeur d’Alene Mines Corporation at the Annual Meeting of Shareholders to be held on Tuesday, May 11, 2010, and at any adjournments or postponements thereof, with all powers the undersigned would possess if personally present. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) Fulfillment 71865 71946